UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2020
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor
New York,	New York	10174
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, OUTFRONT Media Inc. (the “Company”), along with Outfront Media Capital LLC and Outfront Media Capital Corporation (together, the “Borrowers”) and other guarantor subsidiaries party thereto, are parties to a credit agreement and a related security agreement, each dated January 31, 2014 (together, and as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Borrowers may borrow funds under a $500.0 million revolving credit facility due in November 2024 (the “Revolving Credit Facility”), and have incurred outstanding indebtedness of $600.0 million under a term loan due in November 2026.  As of February 25, 2020, there were $25.0 million of outstanding borrowings under the Revolving Credit Facility and $1.6 million of letters of credit issued against the letter of credit facility sublimit under the Revolving Credit Facility. On March 25, 2020, the Borrowers borrowed $470.0 million under the Revolving Credit Facility (the “Borrowing”), which represents nearly all of the remaining available amount under the Revolving Credit Facility, at an interest rate margin of 1.75% to 1.25% (based on the Borrowers’ leverage ratio) plus the London Interbank Offered Rate, as a precautionary measure to preserve financial flexibility and increase liquidity in light of the current uncertainty in the global economy resulting from the novel coronavirus (COVID-19) pandemic.

The material terms of the Credit Agreement are described and included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2019, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 25, 2020, the Company issued a press release announcing the Borrowing and other corporate updates and initiatives undertaken by the Company in response to the novel coronavirus (COVID-19) pandemic. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit Number	Description

99.1	Press Release dated March 25, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 25, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: March 25, 2020